Exibit 99.6

06/99                                                                     Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1996-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                 $ 2,775,718,774.20
Beginning of the Month Finance Charge Receivables:            $   131,434,056.52
Beginning of the Month Discounted Receivables:                $             0.00
Beginning of the Month Total Receivables:                     $ 2,907,152,830.72


Removed Principal Receivables:                                $             0.00
Removed Finance Charge Receivables:                           $             0.00
Removed Total Receivables:                                    $             0.00


Additional Principal Receivables:                             $   266,530,152.83
Additional Finance Charge Receivables:                        $     1,516,650.47
Additional Total Receivables:                                 $   268,046,803.30


Discounted Receivables Generated this Period:                 $             0.00


End of the Month Principal Receivables:                       $ 2,970,295,835.51
End of the Month Finance Charge Receivables:                  $   125,373,372.08
End of the Month Discounted Receivables:                      $             0.00
End of the Month Total Receivables:                           $ 3,095,669,207.59


Special Funding Account Balance                               $             0.00
Aggregate Invested Amount (all Master Trust Series)           $ 2,330,000,000.00
End of the Month Transferor Amount                            $   640,295,835.51
End of the Month Transferor Percentage                                    21.56%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                   RECEIVABLES


       30-59 Days Delinquent                                  $    66,763,348.72
       60-89 Days Delinquent                                  $    45,265,862.71
       90+ Days Delinquent                                    $   100,255,491.32
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06/99                                                                     Page 2

       Total 30+ Days Delinquent                              $   212,284,702.75
       Delinquent Percentage                                               6.86%

Defaulted Accounts During the Month                           $    21,296,810.22
Annualized Default Percentage                                              9.21%

Principal Collections                                             446,667,733.06
Principal Payment Rate                                                    16.09%

Total Payment Rate                                                        17.13%


INVESTED AMOUNTS

       Class A Initial Invested Amount                        $   369,000,000.00
       Class B Initial Invested Amount                        $    38,250,000.00
       Class C Initial Invested Amount                        $    42,750,000.00

INITIAL INVESTED AMOUNT                                       $   450,000,000.00

       Class A Invested Amount                                $   369,000,000.00
       Class B Invested Amount                                $    38,250,000.00
       Class C Invested Amount                                $    42,750,000.00

INVESTED AMOUNT                                               $   450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            15.42%
PRINCIPAL ALLOCATION PERCENTAGE                                           15.42%

MONTHLY SERVICING FEE                                         $       562,500.00

INVESTOR DEFAULT AMOUNT                                       $     3,283,201.45

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                               82.00%

       Class A Finance Charge Collections                     $     6,973,720.05
       Other Amounts                                          $             0.00

TOTAL CLASS A AVAILABLE FUNDS                                 $     6,973,720.05
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06/99                                                                     Page 3

       Class A Monthly Interest                               $     1,579,781.25
       Class A Servicing Fee                                  $       461,250.00
       Class A Investor Default Amount                        $     2,692,225.19

TOTAL CLASS A EXCESS SPREAD                                   $     2,240,463.61

REQUIRED AMOUNT                                               $             0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                                8.50%

       Class B Finance Charge Collections                     $       722,885.62
       Other Amounts                                          $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $       722,885.62

       Class B Monthly Interest                               $       170,929.69
       Class B Servicing Fee                                  $        47,812.50

TOTAL CLASS B EXCESS SPREAD                                   $       504,143.43
CLASS B INVESTOR DEFAULT AMOUNT                                       279,072.12
CLASS B REQUIRED AMOUNT                                               279,072.12

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                           $     3,499,100.52

       Excess Spread Applied to Class A Required Amount       $             0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                            $             0.00

       Excess Spread Applied to Class B
       Required Amount                                        $       279,072.12

       Excess Spread Applied to Reductions of                 $             0.00
       Class B Invested Amount
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06/99                                                                     Page 4

       Excess Spread Applied to Class C Required Amount       $       525,208.83

       Excess Spread Applied to Reductions of
       Class C Invested Amount                                $             0.00

       Excess Spread Applied to Monthly Cash                  $        93,750.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral               $             0.00
       Account

       Excess Spread Applied to Spread Account                $     2,601,069.57

       Excess Spread Applied to Reserve Account               $             0.00

       Excess Spread Applied to other amounts owed            $             0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders               $             0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $             0.00

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $     9,072,177.56

SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $             0.00
SERIES 1996-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                $             0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                           $             0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                $             0.00
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06/99                                                                     Page 5

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                  $             0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                $             0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                  $             0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                            $             0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor           $             0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual Interest
       Holders                                                $             0.00

YIELD AND BASE RATE --

       Base Rate (Current Month)                                           7.24%
       Base Rate (Prior Month)                                             7.15%
       Base Rate (Two Months Ago)                                          7.18%

THREE MONTH AVERAGE BASE RATE                                              7.19%

       Portfolio Yield (Current Month)                                    13.92%
       Portfolio Yield (Prior Month)                                      11.48%
       Portfolio Yield (Two Months Ago)                                   11.42%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.27%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                   $    69,216,524.66

REALLOCATED PRINCIPAL COLLECTIONS

                  Allocable to Class C Interests              $             0.00

                  Allocable to Class B Certificates           $             0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $             0.00
SERIES
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06/99                                                                     Page 6

CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                         $             0.00
       Deficit Controlled Amortization Amount                 $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00

CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                         $             0.00
       Deficit Controlled Accumulation Amount                 $             0.00

CONTROLLED DEPOSIT AMOUNT                                     $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $    69,216,524.66
SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                  $             0.00

CLASS B INVESTOR CHARGE OFFS                                  $             0.00

CLASS C INVESTOR CHARGE OFFS                                  $             0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $             0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                       $             0.00

CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                        $    13,500,000.00
       Available Cash Collateral Amount                       $    13,500,000.00
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06/99                                                                     Page 7

TOTAL DRAW AMOUNT                                             $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $             0.00


                                                   First USA Bank, NA
                                                   as Servicer


                                                   By: /s/ Tracie H. Klein
                                                       -------------------------
                                                       Tracie H. Klein
                                                       First Vice President